Exhibit 10.16

SUCCESS FEE AGREEMENT

THIS SUCCESS FEE AGREEMENT (this “Agreement”) is made and entered into as of June 7, 2022, by and between AIRO Group Holdings, Inc., a Delaware corporation (the “AIRO”), and New Generation Aerospace, Inc., a Delaware corporation (“NGA”). Each of the AIRO and NGA are referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, AIRO desires to engage NGA for the purpose of having NGA provide AIRO reasonable advisory services relating to AIRO’s consideration of and execution of an initial public offering; and

WHEREAS, NGA desires to provide AIRO said Services.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, the AIRO and NGA agree as follows:

AGREEMENT

1. Services. NGA has in the past and shall in the future, upon AIRO’s request, provide reasonable advisory services (the “Services”) relating to AIRO’s consideration of and execution of roll-up mergers and an initial public offering (the “IPO”). For the avoidance of doubt, all activities of NGA related to AIRO are deemed to be Services subject to this Agreement.

2. Success Fee. Within three (3) business days after the closing of the IPO and only upon closing of the IPO, AIRO shall pay to NGA, in immediately available funds, a fee (the “Success Fee”) in the amount equal to One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) as settlement in full for all Services rendered through the IPO.

3. Termination; Assignment. This Success Fee Agreement (this “Agreement”) shall be binding on AIRO and its successors and assigns and shall terminate upon the earlier of: (a) October 31, 2022, and (b) payment in full of the Success Fee pursuant to the terms herein (the “Termination Date”). Neither NGA nor AIRO may assign its rights and obligations under this Agreement without the other Party’s prior written consent.

4. Governing Law, Jurisdiction and Jury Trial Waiver.

a. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction).

b. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF DELAWARE, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT BY MAIL TO SUCH PARTY’S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

c. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS NOTE CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (ii) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 4(c).

5. Amendment. This Agreement may only be amended or modified pursuant to a written instrument executed by AIRO and NGA.

6. Severability of Provisions. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

7. Counterparts. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Success Fee Agreement to be executed as of the date first above written.

AIRO:

AIRO GROUP HOLDINGS, INC., a Delaware corporation

By:	/s/ Joseph Burns
Joseph Burns, Chief Executive Officer

NGA:

New generation aerospace, inc., a Delaware corporation

By:	/s/ Chirinjeev Kathuria
Dr. Chirinjeev Kathuria, Executive Chairman

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